UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2009

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15175 (Commission File Number)	77-0019522 (I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Attached as Exhibit 100 to this report are the following materials from Adobe’s Annual Report on Form 10-K for the year ended November 28, 2008, filed on January 23, 2009, formatted in XBRL (Extensible Business Reporting Language): (i) the information contained in Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations and (ii) the information contained in Part II, Item 8 – Financial Statements and Supplementary Data. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Adobe. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
100
The following materials from Adobe’s Annual Report on Form 10-K for the year ended November 28, 2008, filed on January 23, 2009, formatted in XBRL (Extensible Business Reporting Language): (i) the information contained in Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations and (ii) the information contained in Part II, Item 8 – Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED
Date: February 9, 2009	By:	/s/ Mark Garrett
Mark Garrett, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
100
The following materials from Adobe’s Annual Report on Form 10-K for the year ended November 28, 2008, filed on January 23, 2009, formatted in XBRL (Extensible Business Reporting Language): (i) the information contained in Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations and (ii) the information contained in Part II, Item 8 – Financial Statements and Supplementary Data.